SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C. 20549



                                 FORM 8-K



                              CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d)
                  OF THE SECURITIES EXCHANGE ACT OF 1934


      Date of Report (date of earliest event reported): March 3, 2004
                                                        -------------



                        AMERICAN BUSING CORPORATION
          ------------------------------------------------------
          (Exact name of Registrant as specified in its charter)




      Nevada                   000-50243                  33-1025552
-----------------------   ---------------------  ---------------------------
(State of Incorporation   (Commission File No.)  (IRS Identification Number)
or Other Jurisdiction)



                  13134 State Route 62, Salem, Ohio 44460
                 ----------------------------------------
                 (Address of principal executive offices)



                              (330) 332-8534
            --------------------------------------------------
             Registrant's telephone number including area code



       -------------------------------------------------------------
       (Former name or former address, if changed since last report)

Item 4.   Changes in Registrant's Certifying Accountant.

     Effective March 3, 2004, the registrant notified Miller and McCollom ("M&M"), the independent accounting firm previously engaged as the principal accountant to audit the registrant's financial statements, of its dismissal. M&M's report on the registrant's financial statements for each of the past two fiscal years contained qualifications by M&M raising substantial doubt of the registrant's ability to continue as a going concern. This qualification in M&M's report for the fiscal year 2002 financial statements was based on the registrant's minimal working capital and nominal business operations. M&M's qualification in its report for the fiscal year 2003 financial statements was based on the registrant's accumulated deficit, minimal working capital and nominal business operations. M&M's reports did not contain any other adverse opinion or disclaimer of opinion and were not otherwise qualified or modified as to uncertainty, audit scope or accounting principles.

     The decision to change accountants was approved by the Board of Directors of the registrant. During the registrant's two most recent fiscal years and any subsequent interim period preceding such dismissal there were no disagreements with M&M on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of M&M, would have caused it to make reference to the subject matter of the disagreements in connection with its report.

     Effective March 4, 2004, the registrant engaged BDO Seidman, LLP ("BDO"), as the principal accountant to audit the registrant's financial statements. During the registrant's two most recent fiscal years, and any subsequent interim period prior to engaging BDO, neither the registrant nor anyone on its behalf consulted BDO regarding either: (i) the application of accounting principles to a specified transaction regarding the registrant, either completed or proposed; or the type of audit opinion that might be rendered on the registrant's financial statements; or
(ii) any matter regarding the registrant that was either the subject of a disagreement or a reportable event.

Item 7.   Financial Statements and Exhibits.

Exhibits

     The following exhibits are filed herewith:

   Exhibit Number                    Exhibit
   --------------                    -------

         16 Letter of Miller and McCollom re: Change in Certifying Accountant



Item 8.   Change in Fiscal Year

	The registrant as of March 4, 2004, upon the engagement of BDO, determined to change its fiscal year from August 31st to December 31st. The first form to be filed under the Securities Exchange Act of 1934, as amended, covering the transition period will be the Company's 10-Q for the period ending March 31, 2004.

                           SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   AMERICAN BUSING CORPORATION



                                   By: /s/ Gregory A. Haehn
                                      ---------------------------
                                        Gregory A. Haehn
                                        President



Dated: As of March 9, 2004